SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 9, 2001

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                         333-36234                94-0905160
(State of Incorporation)         (Commission File Number)       (IRS Employer
                                                          Identification Number)

            1155 Battery Street
        San Francisco, California                              94111
 (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated February 9, 2001 titled "Levi Strauss & Co. Announces Departure of America's Region President."

ITEM 7.  EXHIBIT.

99        Press Release dated February 9, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 9, 2001
                                       LEVI STRAUSS & CO.


                                       By /s/ William B. Chiasson
                                          -----------------------
                                          William B. Chiasson
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                                     Description
--------------                                     -----------

99                                    Press Release dated February 9, 2001